EMIL BROLICK PRESIDENT & CHIEF EXECUTIVE OFFICER

RECONNECTED, ENERGIZED, COMMITTED & CONFIDENT  Reconnected with Franchise Community; Supportive and Financially Solid  Clear Brand Vision – A CUT ABOVE  Clear RECIPE TO WIN  Building People Capability  General Counsel – Scott Toop  Chief Marketing Officer – Close  Chief People Officer – Early in Process The Wendy’s Company

RECONNECTED, ENERGIZED, COMMITTED & CONFIDENT  Understand Challenge/Opportunity  Significantly Raising the Bar on Standards  People – “Five-Star Athletes”  Operations – Functional…to Functional & Emotional  Marketing – “Real” Campaign to Evolve  Food – Core & Innovation  Poised to Leverage Significant Growth Opportunities …Reimaging…Dayparts The Wendy’s Company

ICONIC BRAND Significant Latent Equities The Wendy’s Company

RESETTING RELATIONSHIP WITH INVESTMENT COMMUNITY The Wendy’s Company Move to deliver what we promise Move from significant adjustments and restructuring charges to a clear business and financial model for growth Move to confidence in North America business as growth driver and International as promising future growth platform  Move to a period of significant reinvestment…contemporize Wendy’s brand driving SSS and profit growth

NORTH AMERICA THE OPPORTUNITY TODAY 6,244 Restaurant Base

THE WORLD THE OPPORTUNITY TOMORROW 350 Restaurant Base

A HUGE MARKET WITH REAL GROWTH Grocery + Foodservice = $1.2 trillion The Wendy’s Company Grocery 52% 48% Foodservice Source: USDA/Economic Research Services

Food at Home vs. Food Away from Home…An Opportunity The Wendy’s Company 67% 61% 57% 53% 52% 33% 39% 43% 47% 48% 1970 1980 1990 2000 2010 Food at Home Food Away from Home Source: USDA/Economic Research Services % Total Food $ Spend 1970 – 2010

U.S. Restaurant Supply in Decline…A Positive The Wendy’s Company 1.9% 0.9% 0.8% -0.3% -1.1% 1.5% 1.4% 0.2% -2.4% 0.7% 2007 2008 2009 2010 2011 Supply (Store Counts) Demand (Traffic) Source: NPD CREST and ReCount; YE March

The Decline of “Independents” Continuing QSR Opportunity 2.6% 1.5% -1.5% 0.4% 1.6% 0.8% -1.3% -0.6% -1.8% 2.6% -1.1% -1.2% -3.9% -0.6% -5.0% Major QSR Chains Small QSR Chains Independent 2007 2008 2009 2010 2011 The Wendy’s Company Traffic PCYA – Year-end October Source: NPD CREST

DEMOGRAPHICS…A POSITIVE VIEW AGE CHG ‟09-‟19 QSR $ SHR 65+ 30% 50 - 64 +34% +12% 35 - 49 -1% 26% 25 - 34 +11% 18% 18 - 24 +1% 10% 13 - 17 0 - 12 +5% +9% 16% Source: NPD CREST The Wendy’s Company

QSR STEALING SHARE Traffic Share The Wendy’s Company 76% 24% 12% QSR FSR - Midscale 11% - Quick Casual 1% - Fine Dining 78% 22% 10% 11% 1% +2 (2) (2) _ _ 2006 2011 CHG Source: NPD CREST

QSR STEALING SHARE Traffic Share The Wendy’s Company 76% 24% 12% QSR FSR - Midscale 11% - Quick Casual 1% - Fine Dining 78% 22% 10% 11% 1% +2 (2) (2) _ _ 2006 2011 CHG QSR GAINED 181,000,000 VISITS Source: NPD CREST

The Wendy’s Company QSRs POSITIONED FOR SUCCESS Convenience & Value – The Driving Force

Hamburger/Sandwich Well Positioned within QSR 42.4% 16.0% 10.2% 43.8% 16.8% 11.5% +1.4 +0.8 +1.3 Hamburger/Sandwich Retail Coffee/Donut/Bagel Traffic Share The Wendy’s Company 2006 2011 CHG Source: NPD CREST

The Wendy’s Company Competitive context has changed significantly! YES…BUT

Traffic CAGR: YE October „06 vs. October „11 Quick Casual and Retail Driving QSR Growth 6.7% 1.1% -0.4% QUICK CASUAL “NEW QSR” RETAIL ALL OTHER QSR Source: NPD CREST The Wendy’s Company

Quick Casual Visit Drivers: Food Quality, Healthy Choices & Environment Source: NPD CREST The Wendy’s Company I Like it There Quality of Food Special Taste/Craving Went for Specific Menu Item Good Variety of Foods to Choose Healthy Choices Quick Casual Traditional QSR

I Like it There Quality of Food Special Taste/Craving Went for Specific Menu Item Good Variety of Foods to Choose Healthy Choices Quick Casual Visit Drivers: Food Quality, Healthy Choices & Environment Source: NPD CREST The Wendy’s Company Convenient Location Good Price Quick Casual Traditional QSR Traditional QSRs win on Convenience and Price

However…Quick Casual Check Higher Average Eater Index Source: NPD CREST The Wendy’s Company 100 100 100 144 138 150 LUNCH SUPPER PM SNACK Hamburger Category Quick Casual

QUICK CASUAL “NEW QSR” TRADITIONAL QSR QSR RETAIL “C STORES”

QUICK CASUAL “NEW QSR” TRADITIONAL QSR QSR RETAIL “C STORES” MUST AVOID GETTING CAUGHT IN THE MIDDLE

RECIPE TO WIN The Wendy’s Company

A CUT ABOVE Foundation of Recipe to Win BRAND VISION 1969

The Wendy’s Company E X P E R I E N C E P R IC E WENDY’S 2000 HIGH LOW FUNCTIONAL EMOTIONAL “X” “Y”

The Wendy’s Company E X P E R I E N C E P R IC E Wendy‟s Failed to Evolve, Grow in Relevance HIGH LOW FUNCTIONAL EMOTIONAL “X” “Y” NEW QSRs

The Wendy’s Company E X P E R I E N C E P R IC E HIGH LOW FUNCTIONAL EMOTIONAL “X” “Y” NEW QSRs WENDY’S TOMORROW

A CUT ABOVE Why it will work! Reimaging the Restaurants Reimaging the People Reimaging the Experience Reimaging the Food The Wendy’s Company

A CUT ABOVE Why it will work! Reimaging the Restaurants Reimaging the People Reimaging the Experience Reimaging the Food The Wendy’s Company REFRAMING THE COMPETITION

A CUT ABOVE Imagine… A Quick Casual Experience at a QSR Price! The Wendy’s Company

RECIPE TO WIN  2-3% SSS Growth  Reimaging Restaurant/ Experience  Consumer  Economic Model  New Restaurant Growth  Test New In-line The Wendy’s Company GROWTH PLATFORMS  Growing Brand Access/ Convenience  Morning Meal (Breakfast)  Late Night  Temporarily Raising Company Ownership  International Growth  Financial Strategies

The Wendy’s Company TOOL S P RICE P RODUCT P ROMOTION P LACE P ERFORMANCE P EOPLE RECIPE TO WIN

RECIPE TO WI N Our greatest asset… Our greatest source of difference… P EOPLE

RECIPE TO WI N P EOPLE CULTURE – DAVE’S VALUES R E S U L T S HIGH LOW LOW HIGH ATHLETES The Wendy’s Company

Same Product Lower Price Superior Product Competitive Price Only two ways to deliver superior value RECIPE TO WI N P RICE The Wendy’s Company

Quick Casual Stealing Premium Occasions Distribution of Traffic YE October 2011 Excluding AM Meal The Wendy’s Company 23 8 33 13 28 25 7 15 10 38 HAMBURGER NEW QSRs 17% 56% 53% 21% EATER AVG CHK $8.00> $7.00-7.99 $5.00-7.00 $3.00-5.00 $3.00<

CORE INNOVATION RECIPE TO WI N P RODUCT…Honest Food The Wendy’s Company Hamburgers Chicken Salads Sides Beverages Protect, Grow & Build Equity Innovate & Regain Share Own It! Grow Leadership Leverage Unique Items Avoid “Me Too”

STEP-CHANGE INNOVATION RECIPE TO WI N P RODUCT…Honest Food The Wendy’s Company Growth Areas Leverage Unique Capabilities Lead the Pack Honest Food… Honest Ingredients… Honest Preparation

RECIPE TO WI N P ERFORMANCE The Wendy’s Company #1 THRESHOLD #2 PERFORMANCE #3 EXCITEMENT Minimize Dissatisfaction Build Brand Satisfaction Secure Brand Preference FUNCTIONAL EMOTIONAL Kano Model Mindset

Win/win… consumer… franchisee Contemporizing Wendy’s is key to growth Makes other Ps work better RECIPE TO WI N P LACE The Wendy’s Company

RECIPE TO WI N P ROMOTION Message Creative Media The Wendy’s Company

INTERNATIONAL FUTURE GROWTH DRIVER

% of World’s Population Outside of North America 95% 5% % of Wendy’s Restaurants Outside of North America The Wendy’s Company

Numbers reflect June 2011 potential update 350 622 546 699 1,206 4,741 >8,000 UNDER DEVELOPMENT AGREEMENTS "TARGETED" FOR CURRENT FRANCHISEES UNDER NEGOTIATION REMAINING POTENTIAL TOTAL POTENTIAL CURRENT STORE COUNT UNDER JV AGREEMENT ENERGIZING THE INTERNATIONAL FLYWHEEL The Wendy’s Company

RECONNECTED, ENERGIZED, COMMITTED & CONFIDENT  Iconic brand, latent equities  Clear brand vision… A CUT ABOVE Well-defined growth platforms We have the RECIPE TO WIN Franchisees prepared to invest time, people & money  Building team of “Five-Star Athletes” The Wendy’s Company

The Wendy’s Company Gerard Lewis Senior Vice President Culinary Innovation Steve Farrar Chief Operating Officer of North America